Exhibit 10.3

SIXTH AMENDMENT TO PREFERRED EQUITY PURCHASE AGREEMENT

THIS SIXTH AMENDMENT TO PREFERRED EQUITY PURCHASE AGREEMENT (this “Amendment”), dated June 26, 2026, is entered into by and among the investment entities named on the signature pages hereto (each, an “Investor” and collectively, the “Investors”) and APPLIED DIGITAL CORPORATION, a company incorporated under the laws of the State of Nevada (the “Company”). Capitalized terms used in this Amendment and not otherwise defined herein have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

WHEREAS, the Investors and the Company are parties to that certain Preferred Equity Purchase Agreement, dated as of April 30, 2025, as amended by that certain First Amendment, dated as of August 14, 2025, that certain Second Amendment, dated as of September 11, 2025, that certain Third Amendment, dated as of October 7, 2025, that certain Fourth Amendment, dated as of October 21, 2025 and that certain Fifth Amendment, dated as of May 29, 2026 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), pursuant to which, the Company has issued and sold and has agreed to further issue and sell shares of the Preferred Stock to the Investors;

WHEREAS, Section 12.02 of the Purchase Agreement provides that any provision of the Purchase Agreement may be amended by an instrument in writing signed by the Parties; and

WHEREAS, the Parties desire to amend the Purchase Agreement on the terms and conditions hereafter set forth.

NOW, THEREFORE, in exchange for good and valuable consideration, the sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Amendments to the Purchase Agreement. The Purchase Agreement is hereby amended as follows:

1.1 The first recital to the Purchase Agreement is hereby amended to remove the reference to “$1.590 billion” and replace it with “$2.00 billion”.

1.2 The definition of “Commitment Amount” is hereby amended to remove the reference to “$1,590,000,000” and replace it with “$2,000,000,000”.

2. Miscellaneous.

2.1 Ratification of Purchase Agreement; Full Force and Effect; Conflicts. Other than as expressly modified pursuant to this Amendment, all of the terms, conditions and other provisions of the Purchase Agreement are hereby ratified and confirmed and shall continue to be in full force and effect in accordance with their respective terms. No reference to this Amendment need be made in any instrument or document making reference to the Purchase Agreement, and any reference to the Purchase Agreement in any such instrument or document shall be deemed a reference to the Purchase Agreement as amended hereby. This Amendment shall apply and be effective only with respect to the provisions of the Purchase Agreement specifically referred to herein.

2.2 Other Matters. The provisions of Article IX (Choice of Law/Jurisdiction), Article XI (Notices), Section 12.01 (Counterparts), Section 12.02 (Entire Agreement; Amendments), Section 12.04 (Expenses) and Section 12.06 (Brokerage) of the Purchase Agreement shall apply mutatis mutandis to this Amendment.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to the Preferred Equity Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

COMPANY:

APPLIED DIGITAL CORPORATION

By:
Name:	Saidal L. Mohmand
Title:	Chief Financial Officer

[Signature Page to the Sixth Amendment to the Preferred Equity Purchase Agreement]

[INVESTOR SIGNATURE PAGES TO SIXTH AMENDMENT TO

THE PREFERRED EQUITY PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Sixth Amendment to the Preferred Equity Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

Name of Investor: B. Riley Wealth Management Holdings Inc.

Signature of Authorized Signatory of Investor: __________________________________

Name of Authorized Signatory: Michael Mullen

Title of Authorized Signatory: Chief Executive Officer

Email Address of Authorized Signatory: mmullen@brileywealth.com

Address for Notice to Investor:

40 South Main Street, Suite 1600

Memphis, TN 38103

[INVESTOR SIGNATURE PAGES TO SIXTH AMENDMENT TO

THE PREFERRED EQUITY PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Sixth Amendment to the Preferred Equity Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

Name of Investor: B. Riley Principal Capital, LLC

Signature of Authorized Signatory of Investor: __________________________________

Name of Authorized Signatory: Andy Moore

Title of Authorized Signatory: Co-CEO

Email Address of Authorized Signatory: amoore@brileysecurities.com

Address for Notice to Investor:

11100 Santa Monica Boulevard, Suite 800, Los Angeles, CA 90025

[INVESTOR SIGNATURE PAGES TO SIXTH AMENDMENT TO

THE PREFERRED EQUITY PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Sixth Amendment to the Preferred Equity Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

Name of Investor: B. Riley Principal Investments, LLC

Signature of Authorized Signatory of Investor: __________________________________

Name of Authorized Signatory: Bryant Riley

Title of Authorized Signatory: Co-CEO

Email Address of Authorized Signatory: briley@brileyfin.com

Address for Notice to Investor:

11100 Santa Monica Boulevard, Suite 800, Los Angeles, CA 90025